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SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 21, 2001

YOUBET.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-13789LA	95-4627253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5901 De Soto Avenue, Woodland Hills, California 91367
(Address of principal executive offices, including zip code)

(818) 668-2100
(Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

    On May 21, 2001, Youbet.com, Inc., announced the formation of a strategic relationship with ODS Technologies, L.P., a Delaware limited partnership doing business as "TVG." Attached as EXHIBIT 99.1 hereto and incorporated herein by reference is a copy of Youbet.com's press release issued on May 21, 2001, announcing the transaction with TVG.

    On May 25, 2001, Youbet.com announced that it has received a determination from the staff of The Nasdaq Stock Market that the Company fails to comply with the minimum bid price requirements for continued listing on the Nasdaq National Market, and that the company's securities are therefore subject to delisting. Attached as EXHIBIT 99.2 hereto and incorporated herein by reference is a copy of Youbet.com's press release issued on May 25, 2001, with respect to details of the announcement.

ITEM 7.  EXHIBITS

Exhibit Number	Description of Document
99.1	Press release dated May 21, 2001
99.2	Press release dated May 25, 2001

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2001	YOUBET.COM, INC. (Registrant)
	By:	/s/ PHILLIP C. HERMANN Phillip C. Hermann Executive Vice President and Chief Financial Officer

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  ITEM 5. OTHER EVENTS
  ITEM 7. EXHIBITS
SIGNATURES